ARTICLES SUPPLEMENTARY

                                       OF

                         PRINCIPAL INVESTORS FUND, INC.

      Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST:  On the  12th day of  March,  2001,  a  resolution  was  unanimously approved by the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The purpose of said Amendment is to increase the number of shares of stock of the Corporation from six billion eight hundred ninety million (6,890,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of sixty-eight million nine hundred thousand dollars ($68,900,000) to seven billion two hundred ninety million (7,290,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-two million nine hundred thousand dollars ($72,900,000). The shares shall be designated as follows:

================================================================================
                      Series                       Class    Number of Shares
--------------------------------------------------------------------------------
     International Emerging Markets Portfolio        D           100,000,000
--------------------------------------------------------------------------------
International Securities Portfolio                   D           100,000,000
================================================================================

   ===========================================================================
                       Fund                Class              Number of Shares
   --------------------------------------- -----------------------------------
   Balanced                                Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Bond & Mortgage Securities              Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Capital Preservation                    Select              100,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred           100,000,000
                                           -----------------------------------
                                           Advisors Select     100,000,000
                                           -----------------------------------
                                           Advisors Preferred  100,000,000
                                           -----------------------------------
                                                     J         100,000,000
                                           -----------------------------------
                                           Institutional       100,000,000
   --------------------------------------- -----------------------------------
   European                                Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Government Securities                   Select               25,000,000
                                           -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
                                           -----------------------------------
   High Quality Intermediate-Term Bond     Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   High Quality Long-Term Bond             Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   High Quality Short-Term Bond            Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   International I                         Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   International II                        Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   International Emerging Markets          Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   International SmallCap                  Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   LargeCap Blend                          Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   LargeCap Growth                         Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   LargeCap S&P 500 Index                  Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   LargeCap Value                          Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   LifeTime Strategic Income               Select               25,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           Institutional        20,000,000
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   LifeTime 2010                           Select               25,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           Institutional        20,000,000
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   LifeTime 2020                           Select               25,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           Institutional        20,000,000
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   LifeTime 2030                           Select               25,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           Institutional        20,000,000
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   LifeTime 2040                           Select               25,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           Institutional        20,000,000
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   LifeTime 2050                           Select               25,000,000
                                           -----------------------------------
   ---------------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           Institutional        20,000,000
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
   --------------------------------------- -----------------------------------
   MidCap Blend                            Select               25,000,000
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   MidCap Growth                           Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   MidCap S&P 400 Index                    Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   MidCap Value                            Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Money Market                            Select              100,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred           100,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select     100,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred  100,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J         100,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional       100,000,000
   --------------------------------------- -----------------------------------
   Pacific Basin                           Select               25,000,000
                                           -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Partners LargeCap Blend                 Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   Partners LargeCap Growth I              Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   Partners LargeCap Growth II             Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   Partners LargeCap Value                 Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   Partners MidCap Blend                   Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
                                           -----------------------------------
   Partners MidCap Growth                  Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Partners MidCap Value                   Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
                                           -----------------------------------
   Partners SmallCap Growth I              Institutional        20,000,000
   --------------------------------------- -----------------------------------
                                           -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   ======================================= ===================================
   Partners SmallCap Growth II             Institutional        20,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   --------------------------------------- -----------------------------------
   Partners SmallCap Value                 Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Real Estate                             Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   SmallCap Blend                          Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   SmallCap Growth                         Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   SmallCap S&P 600 Index                  Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   SmallCap Value                          Select               25,000,000
   --------------------------------------- -----------------------------------
   --------------------------------------- -----------------------------------
                                           Preferred            25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Institutional        20,000,000
   --------------------------------------- -----------------------------------
   Technology                              Institutional        20,000,000
   --------------------------------------- -----------------------------------
                                           -----------------------------------
                                           Select               20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Preferred            20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Select      20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                           Advisors Preferred   20,000,000
                                           -----------------------------------
                                           -----------------------------------
                                                     J          25,000,000
   ======================================= ===================================

     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: No stock entitled to be voted on the proposed Amendment was outstanding or subscribed for at the time the Board of Directors adopted the resolutions.

     FOURTH: The Board of Directors believes the resolution is in the best interests of the Corporation.

     FIFTH: The Articles of Supplementary shall become effective on the 14th day of March, 2001.

     IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.

Dated the 12th day of March, 2001.



                                                          /s/ A. S. Filean
                                                        ______________________
                                                           A. S. Filean


                                                         /s/  Ralph C. Eucher
                                                        _____________________
                                                           Ralph C. Eucher

     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on March 12, 2001.


                                    Principal Investors Fund, Inc.


                                    By    /s/ Ralph C. Eucher
                                        --------------------------------
                                        Ralph C. Eucher, President

Attest

/s/ A. S. Filean
_____________________________
Arthur S. Filean, Secretary

The UNDERSIGNED, President of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                  /s/ Ralph C. Eucher
                                  ________________________________
                                   Ralph C. Eucher
                                   President, Principal Investors Fund, Inc.